Forge To Expand Global Private Market Platform Into Europe With Strategic Partner Deutsche Börse • Rapidly growing European private market fueling demand from investors, and interest in liquidity solutions from private growth companies • Forge Europe will establish a digital platform for private growth company shares, extending Forge’s global private market platform into Europe • Product offerings will include liquidity programs for companies, a digital marketplace that brings together buyers and sellers and exclusive private market data that enable investors to make informed investment decisions SAN FRANCISCO – Sept. 8, 2022 – Forge Global Holdings, Inc. (“Forge,” or the “Company”) (NYSE: FRGE), a leading private securities marketplace, announced today its international expansion together with its strategic partner Deutsche Börse. Leveraging the technology, track record and expertise of Forge, and market and regulatory know- how as well as the network of Deutsche Börse, Forge Europe will establish a digital marketplace for European companies and investors that provides access to Forge’s US liquidity network. Forge Europe will provide liquidity programs for companies, a marketplace that brings together buyers and sellers of private growth company shares and exclusive private market data that enable investors to make informed investment decisions. The private market in Europe has demonstrated tremendous growth in recent years. More than 650 unicorn and pre- unicorn companies with a combined market cap of more than €625 billion fuel the growing demand from investors to access the thriving private market asset class. As private markets mature in Europe, structural challenges persist including a lack of liquidity, access for investors, transparent price discovery and digitized transaction facilitation. Through its proven trading technology and operating expertise, Forge successfully transformed the private market ecosystem in the US by facilitating more than $12 billion in transaction volume with more than $600 million in trading volume coming from European investors and companies. “The growing interest in private market investing and the growing need for liquidity by private growth companies transcends geographic borders,” said Kelly Rodriques, CEO of Forge. “As Europe’s population of high-growth technology companies continues to grow rapidly, creating an efficient and trusted private marketplace that can meet the needs of those companies and investors across a complex regulatory landscape is a challenge Forge is uniquely positioned to solve. With our innovative technology platform, credible experience and private market expertise – and with a strategic partner in Deutsche Börse that understands local market requirements and how to run scaled and regulated market infrastructure – we believe Forge Europe can deliver to European participants the benefits of a liquid, transparent and efficient global private market.” Deutsche Börse, a long-time supporter of and investor in Forge, has strong European regulatory and market expertise and relationships with issuers, buy-side investors and other financial institutions that expand Forge’s ecosystem reach in Europe. As a strategic partner to Forge Europe, Deutsche Börse will further leverage its growth ecosystem, including its network of private European growth companies and international investors, as well as contribute a substantial minority investment in Forge Europe. “Investing in private markets has grown significantly in Europe over the last decade, with record investments in growth companies last year. Forge impresses with its renowned private market expertise. Deutsche Börse stands out for its ability to operate a scalable and reliable market infrastructure and has established an extensive capital markets ecosystem. Together, we will be a first mover in Europe to build up a trusted, efficient and technology-driven global private market platform. This is how we will address the liquidity needs of growth companies and venture investors,” said Eric Leupold, Managing Director of Deutsche Börse’s Cash Market business. “For us at Deutsche Börse, this is a promising opportunity to expand into a new asset class with high potential.” Forge Europe is targeting its launch in mid-2023, first in Germany, the UK and France, before expanding to the rest of Europe, subject to the requisite regulatory approvals. It will offer a tech-enabled online platform to facilitate secondary transactions in private growth companies across Europe, by bringing together private company shareholders, such as founders, employee shareholders and early-stage investors, and interested professional investors. Forge Europe’s initial product offering includes company liquidity solutions, which will efficiently structure, manage and administer secondary transactions for private growth companies as well as facilitating transactions between buyers and sellers directly. European private market participants will be able to access Forge’s global private market data and analysis. In its second phase, Forge Europe will offer a digitized software solution providing access to its transaction marketplace to private market participants. With headquarters in Berlin, Forge Europe will seek to hire local teams in all key markets. About Forge Forge is a leading provider of marketplace infrastructure, data services and technology solutions for private market participants. By combining world-class trading technology and operating expertise, Forge Markets enables private company shareholders to trade private company shares with accredited investors. Forge Company Solutions, Forge Data and Forge Trust along with Forge Markets help provide additional transparency, access and solutions that companies as well as institutional and accredited investors need to confidently navigate and efficiently transact in the private markets. Securities-related services are offered through Forge Securities LLC (“Forge Securities”), a wholly owned subsidiary of Forge. Forge Securities is a registered Broker Dealer and Member of FINRA/SIPC, and operator of an alternative trading system. About Deutsche Börse Deutsche Börse Group is an international exchange organization and innovative market infrastructure provider, ensuring transparent, reliable and liquid financial markets. The business areas cover the entire financial market process chain. This includes, among others, the provision of indices, data and analytical solutions, admission, trading and clearing as well as settlement and custody of financial instruments. The group has a long-standing exposure to growth markets through its pre-IPO efforts, direct venture investments and M&A activities. It has built up a European ecosystem for growth through enabling capital raise efforts and connecting growth companies with investors. Forward-Looking Statements This press release contains “forward-looking statements, ”which generally are accompanied by words such as “believe,” “may,” ”could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “target,” “goal,” “expect,” “should,” “would,” “plan,” “predict,” “project,” “forecast,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict, indicate or relate to future events or trends or Forge’s future financial or operating performance, or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Forge’s beliefs regarding the launch of Forge Europe and future opportunities for Forge to expand its business. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, while considered reasonable by Forge and its management, are subject to risks and uncertainties that may cause actual results to differ materially from current expectations. You should carefully consider the risks and uncertainties described in Forge’s documents filed, or to be filed, with the SEC, including in its Quarterly Report on Form 10-Q filed on August 12, 2022. There may be additional risks that Forge presently does not know of or that it currently believes are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. In addition, forward-looking statements reflect Forge’s expectations, plans or forecasts of future events and views as of the date of this press release. Forge anticipates that subsequent events and developments will cause its assessments to change. However, while

Forge may elect to update these forward-looking statements at some point in the future, Forge specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Forge’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements. For further information please visit forgeglobal.com/europe. Contacts Media Contact: Forge Lindsay Riddell press@forgeglobal.com Deutsche Börse AG Patrick Kalbhenn +49 (0)69 211 14730 media-relations@deutsche-boerse.com Source: Forge Global